Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2016
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests

15.    REDEEMABLE NONCONTROLLING INTERESTS

	2014	2015	2016
	RMB	RMB	RMB	US$
	(In thousands)
Balance as of January 1	—	1,894,502	3,947,879	568,613
Other comprehensive income	—	142,071	325,408	46,869
Issuance of subsidiary shares	1,841,819	1,582,126	660,771	95,170
Accretion of redeemable noncontrolling interests	52,683	329,180	557,918	80,357

Balance as of December 31	1,894,502	3,947,879	5,491,976	791,009

On November 14, 2014, iQiyi completed a round of preferred shares financing. The new preferred shareholders acquired 13.42% of the then outstanding equity interest of iQiyi for a total consideration of US$300.00 million.

On October 1, 2015, Xiaodu Life Technology Ltd (“Xiaodu”), a wholly-owned subsidiary of the Company primarily engaged in the business of takeout delivery services, issued 250,000,000 preferred shares to certain shareholders for a total consideration of US$250.00 million. On May 31, 2016, Xiaodu issued an additional 42,105,264 preferred shares to certain other shareholders for a total consideration of US$100.00 million. The consideration has been fully paid by shareholders at September 30, 2016. As the preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Xiaodu, these preferred shares are accounted for as redeemable noncontrolling interests.

The Company accounts for the changes in accretion to the redemption value in accordance with ASC topic 480 (“ASC 480”), Distinguishing Liabilities from Equity. The Company elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.